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                                                                   EXHIBIT 10.15

                              SETTLEMENT AGREEMENT

         This Settlement Agreement (hereafter "Agreement") is entered into by and between Makena Commercentre II, LLC, a California limited liability company, and Makena Partners, a California general partnership, (collectively "Makena") and Pacific Biometrics, Inc., a Washington corporation ("PBIW"), Pacific Biometrics, Inc., a Delaware corporation ("PBID"), and Saigene Corporation, a Delaware corporation ("Saigene"), effective as of May 31, 2003.

1.       RECITALS

         1.1 PBID signed a promissory note dated January 29, 1999 in favor of Makena Partners in the principal amount of $15,000.00, with interest thereon at the rate of 12 percent per annum, all due and payable three months from the date thereof (the "PBID Note"). No portion of the amount due on the PBID Note has been paid. The parties agree that the PBID Note is valid and enforceable in all respects.

         1.2 Saigene signed a promissory note dated March 8, 2000 in favor of Makena Commercentre II, LLC in the principal amount of $350,000.00, payable in installments of $10,000 per month beginning April 1, 2000 and continuing through January 1, 2003, with a six-percent late charge and interest thereon at the rate of 10 percent per annum in the event of default in payment as provided therein (the "Saigene Note"). The balance due on the Saigene Note was $409,995.00 as of May 31, 2002. Since then payments have been made in the following amounts:

                  $25,000 on October 3, 2002;
                  $25,000 on October 9, 2002;
                  $ 7,000 on November 2, 2002;
                  $ 9,000 on November 15, 2002;
                  $ 7,000 on December 2, 2002;
                  $ 9,000 on December 16, 2002;
                  $ 7,000 on January 2, 2003;
                  $ 9,000 on January 17, 2003;
                  $ 7,000 on February 4, 2003;
                  $ 9,000 on February 21, 2003;
                  $ 7,000 on March 3, 2003;
                  $ 9,000 on March 14, 2003;
                  $ 7,000 on April 1, 2003;
                  $ 9,000 on April 15, 2003;
                  $ 7,000 on May 5, 2003;
                  $ 9,000 on May 15, 2003;
..                 $ 7,000 on May 31, 2003.

With such payments the balance due on the Saigene Note is $276,967.20 as of May 31, 2003. The parties agree that the Saigene Note is valid and enforceable in all respects after credit for payments made as provided in this section 1.2.

         1.3 The PBID Note and the Saigene Note are collectively referred to in this Agreement as the "Notes". The parties agree that the present total balance due on the Notes, including attorney's fees and costs, is $320,314.83 as of May 31, 2003. PBID, PBIW and Saigene are related companies, and all assume liability, jointly and severally, on the Notes.

2.       TERMS OF SETTLEMENT

         In consideration of the mutual covenants set forth herein, the parties agree as follows:

         2.1 PBID, PBIW and Saigene, jointly and severally, shall pay to Makena the sum of $320,314.83 according to the terms of this Agreement and the promissory note they are signing and delivering to Makena concurrently with this Agreement, a copy of which promissory note is attached to this Agreement as
Exhibit 1 and

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incorporated by this reference (the "New Note"). The New Note represents the balance due on the Notes and attorney's fees Makena has incurred in enforcing payments due on the Notes. The New Note supersedes and cancels the Notes in their entirety, as well as any indebtedness on which the Notes, or either of them, are based. Concurrently with this Agreement and the New Note, Makena shall deliver to PBID and Saigene, respectively, the original PBID Note and the original Saigene Note for cancellation. Makena represents and warrants that the Notes have not been sold, pledged or otherwise transferred, and no other person has any rights or interest in or to the Notes.

         2.2 As security for the performance by PBID, PBIW and Saigene under the New Note, PBID shall issue to Makena 666,666 shares of common stock of PBID (the "Shares"). The Shares shall be issued in the name of "Makena Commercentre II, LLC" and certificates for the Shares shall be delivered to and held in escrow by U.S. Bank Trust National Association as "escrow agent" pursuant to the terms hereof and the terms of an escrow agreement to be entered into with such escrow agent, substantially in the form of the escrow agreement attached to this Agreement as Exhibit 2 and incorporated by this reference (the "Escrow Agreement"). The parties understand and agree that Makena will nevertheless have full recourse against PBID, PBIW and Saigene, jointly and severally, as provided in this Agreement and the New Note, and the security provided in this section shall not be a defense against such liability; provided, however, that to the extent that Makena voluntarily receives and accepts any of the Shares from Escrow, the liability of PBID, PBIW and Saigene shall be reduced by the value of such Shares, equal to the number of Shares released multiplied by the per share average closing price of the PBID common stock for the 10 trading days prior to the date of such release. If PBID, PBIW and Saigene collectively pay Makena an aggregate of at least $50,000 during any calendar quarter during which this Agreement is in effect, the escrow agent shall release and return to PBID for cancellation share certificates representing 83,333 Shares of such stock, and Makena shall thereafter have no security interest in such released Shares. The parties agree that all payments made on the Notes between March 31, 2003 and the date of this Agreement shall be credited towards the $50,000 amount for purposes of calculating the total quarterly payments for 2nd calendar quarter of 2003. If PBID, PBIW and Saigene fail to pay Makena at least $50,000 during any calendar quarter during which this Agreement is in effect, PBID shall not be entitled the release of such security for that quarter; provided, however, that all Shares shall be released once all amounts due under the New Note have been paid in full.

         2.3 If PBID, PBIW and Saigene fail to make timely payment of any amount provided in the New Note, Makena may so notify PBID, PBIW and Saigene. If PBID, PBIW and Saigene fail to make payment within five business days after any such notice (a "Cure Default"), Makena may file suit to collect the balance then due on the New Note and apply to the court in such action, by noticed motion, to have judgment entered with the court in such action according to the terms of the Judgment by Stipulation in the form attached to this Agreement as Exhibit 3 and incorporated by this reference (the "Stipulated Judgment"). PBID, PBIW and Saigene shall use their best commercial efforts to pay Makena at least $50,000 during any calendar quarter during which this Agreement is in effect, but if they fail to do so despite their best commercial efforts Makena shall not be entitled to pursue the recourse provided in this section except on the conditions provided in this section.

         2.4 PBID, PBIW and Saigene shall sign the original undated Stipulated Judgment when they sign this Agreement and shall immediately provide it to Coontz & Matthews LLP, counsel for Makena. Counsel for Makena shall hold the Stipulated Judgment in escrow and shall not seek to have it entered unless and until a Cure Default shall have occurred and be continuing.

         2.5 PBID, PBIW and Saigene shall keep Makena informed, and respond promptly to any inquiries from Makena, concerning any events that would trigger payment of the New Note.

         2.6 PBID shall issue to Makena 16,667 shares of common stock of PBID (the "Additional Shares"). The Additional Shares shall be issued in the name of "Makena Commercentre II, LLC." PBID shall provide one or more share certificates to Makena for such stock.

         2.7 Except as otherwise provided in this Agreement and the New Note, Makena releases, waives and relinquishes any and all claims it may have against PBID, PBIW and Saigene, or any of them, whether known or unknown. Except as otherwise provided in this Agreement and the New Note, PBID, PBIW and Saigene release, waive and relinquish any and all claims they, or any of them, may have against Makena, whether known or

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unknown. Each of the parties expressly waives the provisions of Section 1542 of the California Civil Code, which provides as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

3.       WARRANTIES AND REPRESENTATIONS

The parties warrant and represent that no promise or inducement has been offered or made for this Agreement except as herein set forth, that this Agreement is executed without reliance on any statements or any representations not contained herein, either oral or written, and that this Agreement reflects and constitutes the entire settlement agreement between the parties. The parties further warrant and represent that they have not assigned any claim relating to the Action and that they have full authority to waive such claims as provided in this Agreement. The parties further agree that there are no intended or third-party beneficiaries of this Agreement. The warranties and representations made in this Agreement shall survive the execution and delivery of this Agreement and shall be binding on the respective heirs, representatives, successors and assigns of each of the parties.

4.       SECURITIES LAW REPRESENTATIONS AND WARRANTIES

         4.1 Makena acknowledges that neither the Shares nor the Additional Shares (collectively, the "Securities") are being registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, but are being issued pursuant to exemptions from such laws. Makena acknowledges that certificates for the Securities will bear a legend to the effect that the Securities are "restricted securities," transfer of the Securities is restricted pursuant to the Securities Act and applicable state securities laws, and stop-transfer instructions will be placed with the transfer agent for the Securities. Makena understands that there will be securities laws restrictions on Makena's ability to sell, pledge or transfer the Securities, and there are no assurances of a market for the Securities at such time Makena wants to sell them.

         4.2 Makena is acquiring the Securities solely for its own account, for investment purposes only, and not with a view towards their resale or distribution. Makena has no present intention of selling, granting any participation in or otherwise distributing any of the Securities in a manner contrary to the Securities Act or any applicable state securities law.

         4.3 Makena is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act and Makena is familiar with such term. Makena is a sophisticated investor, has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Securities. Makena's principal place of business is in the State of California.

         4.4 Makena has been solely responsible for its due diligence investigation of PBID and its business, operations, financial condition, assets, liabilities and other relevant matters. Makena has reviewed PBID's filings with the U.S. Securities and Exchange Commission, including the risk factors contained therein. Except as expressly set forth in this Agreement, PBID is not making any representations or warranties to Makena.

5.       NOTICES AND PAYMENTS

         Any and all notices required or permitted under this Agreement to be served or given to either party shall be in writing and shall be delivered in person or by fax, with a fax copy to counsel for the party receiving notice. Any payments made under this Agreement may be delivered without a facsimile copy to counsel. Any payment or notice to Makena shall be delivered to:

                           Makena Commercentre II, LLC
                           26522 La Alameda, Suite 285
                           Mission Viejo, California 92691
                           Facsimile: (949) 348-3334

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with a facsimile copy (as to any notice only) to:

                           M. Stephen Coontz
                           Coontz & Matthews LLP
                           Facsimile: (949) 240-7540

Any notice to PBID, PBIW or Saigene shall be delivered or mailed to:

                           Pacific Biometrics, Inc.
                           220 West Harrison Street
                           Seattle, WA 98119
                           Facsimile:  (206) 298-9838

with a facsimile copy to:

                           Timothy M. Woodland
                           Cairncross & Hempelmann, P.S.
                           Facsimile:  (206) 587-2308

Any notice shall be effective either when received or when mailed by first-class mail, with a copy sent by fax to counsel for the party receiving notice. Any payment shall be effective only when received. Any party may change its address for purposes of receiving notice by giving written notice of such change to the other parties in the manner provided in this paragraph.

6.       INCORPORATION OF RECITALS

         The parties hereby incorporate each of the Recitals stated above as material provisions of this Agreement.

7.       EFFECT OF AGREEMENT

         This Agreement shall be binding on and shall inure to the benefit of the parties and their respective heirs, representatives, assigns, and successors.

8.       EXECUTION

         Each person whose signature appears hereon warrants and guarantees that he or she has been duly authorized and has full authority to execute this Agreement on behalf of the person, persons, or entity on whose behalf this Agreement is executed.

9.       COUNTERPARTS AND FACSIMILE SIGNATURES

         This Agreement may be executed in one or more counterparts, and all so executed shall constitute one Agreement, which shall be binding on the parties. Any facsimile of a signature to this Agreement shall be deemed to be an original signature for all purposes.

10.      CHOICE OF LAW

         The validity, construction and performance of this Agreement shall be subject to and controlled by the laws of the State of California.

11.      REPRESENTATION BY COUNSEL

         Each party has read this Agreement, has received the benefit and advice of counsel of that party's choice, and has had this Agreement fully explained by such counsel. Each person signing this agreement on behalf of a party represents and warrants that he or she fully understands and appreciates the terms of this Agreement and their effect. The content and language of this Agreement have been approved by counsel for each of the parties, and in

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the event interpretation of any alleged ambiguity is requested or required, there shall be no presumption or construction against any party as the drafter of this Agreement.

12.      ENFORCEMENT OF AGREEMENT

         If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation relating to or arising out of with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover all attorney's fees and other costs reasonably incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

13.      FURTHER ASSURANCES

         The parties agree to execute all instruments and documents of further assurance and will do any and all such acts as may be reasonably required to carry out their obligations in this Agreement.

                         [signatures on following page]

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         EXECUTED as of the date first above written, by duly authorized representatives of the parties hereto, intending to be legally bound hereby.

MAKENA COMMERCENTRE II, LLC,                    MAKENA PARTNERS,
a California limited liability company          a California general partnership

By:  /s/ Norman N. Nowell                       By:   /s/ Norman N. Nowell
     ---------------------------------------          ------------------------------------
     Norman N. Nowell, Managing Member                Norman N. Nowell, Partner

PACIFIC BIOMETRICS, INC.,                       PACIFIC BIOMETRICS, INC.,
a Delaware corporation                          a Washington corporation

By:  /s/ Ronald Helm                            By:   /s/ Ronald Helm
     ---------------------------------------          ------------------------------------
     Ronald Helm, Chief Executive Officer             Ronald Helm, Chief Executive Officer

By:  /s/ Timothy Wudi                           By:   /s/ Ronald Helm
     ---------------------------------------          ------------------------------------
     Timothy Wudi, Secretary                          Ronald Helm, Secretary

SAIGENE CORPORATION,
a Delaware corporation

By:  /s/ Allan Cochrane
     ---------------------------------------
     Allan Cochrane, Chief Operating Officer

By:  /s/ Allan Cochrane
     --------------------------------------
     Allan Cochrane, Secretary

Solely for purposes of Section 2.4:

COONTZ & MATTHEWS LLP

By:  /s/ M. Stephen Coontz
     --------------------------------------
     M. Stephen Coontz

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